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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        ALTERNATIVE LIVING SERVICES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                 DELAWARE                            39-1771281
(State of incorporation or organization)   (I.R.S. Employer Identification No.)


          450 N. SUNNYSLOPE ROAD                       53005
               SUITE 300                            (Zip code)
        BROOKFIELD, WISCONSIN
(Address of principal executive offices)

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
If this Form relates to the registration of a class of       If this Form relates to the registration of a class of
securities pursuant to Section 12(b) of the Exchange         securities pursuant to Section 12(g) of the Exchange Act and
Act and is effective pursuant to General Instruction         is effective pursuant to General Instruction A.(d), please
A.(c), please check the following box.  [X]                  check the following box. [ ]
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         Securities Act registration statement file number to which this form relates: 333-39705

         Securities to be registered pursuant to Section 12(b) of the Act:

                                             Name of each exchange on which each
Title of each class to be so registered          class is to be registered
---------------------------------------          -------------------------


      5.25% Convertible Subordinated         American Stock Exchange, Inc.
            Debentures due 2002



         Securities to be registered pursuant to Section 12(g) of the Act:

                                 Not Applicable


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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be Registered.

         The description of the Registrant's 5.25% Convertible Subordinated Debentures Due 2002 (the "Debentures") to be registered hereunder is contained in the section entitled "Description of Debt Securities" on pages 9 through 15 of the Registrant's Prospectus dated November 28, 1997 constituting part of the Registrant's Registration Statement on Form S-3 (No. 333-39705) filed with the Securities and Exchange Commission on November 6, 1997, as amended by Amendment No. 1 thereto filed with the Securities and Exchange Commission on November 26, 1997, and as supplemented in the section entitled "Description of Debentures" on page S-54 through S-59 of the Prospectus Supplement dated December 16, 1997. Such description is incorporated herein by reference.


Item 2.  Exhibits.

         The exhibits filed herewith or incorporated herein by reference are listed on the Exhibit Index at page 4 of this Form 8-A.





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                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.




                                          ALTERNATIVE LIVING SERVICES, INC.



Date:  December 16, 1997          By: /s/THOMAS E. KOMULA
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                                         Thomas E. Komula, Senior Vice President
                                         and Chief Financial Officer



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                                  EXHIBIT INDEX

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                                                                                                 Sequential Page
                                                                                                 at Which Found (or
                                                                                                 Incorporated by
                           Description of Exhibit                                                Reference)
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Exhibit 1.1                Form of Indenture relating to the Debentures

Exhibit 1.2 Form of First Supplemental Indenture relating to the Debentures.

Exhibit 4.2                Restated Certificate of Incorporation of the                                   *
                           Registrant (incorporated herein by reference to
                           Exhibit 3.1 to the Registrant's Registration
                           Statement on Form S-1 (No. 333-04595) filed with the
                           Commission on July 30, 1996 (the "Form S-1").

Exhibit 4.3                Certificate of Merger, dated May 24, 1996 (incorporated                        *
                           herein by reference to Exhibit 3.1 to the Registrant's
                           Registration Statement on Form S-3 (No. 333-37737)
                           filed with the Commission on October 14, 1997
                           (the "Form S-3")).

Exhibit 4.4                Certificate of Amendment to the Restated Certificate of                        *
                           Incorporation, dated August 1, 1996 (incorporated
                           herein by reference to Exhibit 3.2 to the Form S-3).

Exhibit 4.5                Restated Bylaws of the Registrant                                              *
                           (incorporated by reference to Exhibit 3.4
                           to the Registrant's Registration Statement
                           on Form S-3 (No. 333-39705) filed with the
                           Commission on November 6, 1997).
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* Incorporated herein by reference as indicated above.




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